Exhibit 99.1
LEADERS IN VIDEO AND SOCIAL COMMERCE NASDAQ:XELB (NASDAQ: XELB) 06-30-24

2 FORWARD LOOKING STATEMENTS Certain statements in this presentation, as well as certain oral statements made by management during the presentation, constitute “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995. These statements include, without limitation, statements expressed or implied regarding our plans and milestones, plans to fund our current activities, statements concerning our strategic relationships and activities, strategy, future operations and expansion, future financial position, future sales and revenues, projected costs, and market penetration. In some cases, forward-looking statements can be identified by terminology such as “may, “will”, “should”, “expects”, “seeks”, “plans”, “goals”, “anticipates”, “believes”, “estimates”, “predicts”, “potential”, “projects”, “continue”, “intends”, “could”, “opportunity”, or negative of such terms or other comparable terminology. These forward looking statements include, but are not limited to statements regarding estimates and forecasts of financial and other performance metrics and market opportunities. These statements are based on the current expectations and forecasts of Xcel Brands, Inc’s management and are not predictions or guarantees of future performance. You should not place undue reliance on our forward-looking statements, which are subject to a multitude of known and unknown risks and uncertainties that could cause actual results, future circumstance or events to differ materially from those stated in or implied by the forward-looking statements. These risks and uncertainties include, but are not limited to, the ability of our licensees to produce, market and sell quality products bearing our brand names, continued market acceptance of our brands and any future brands we acquire, our ability to service our significant debt obligations, our ability to raise capital for any future acquisitions, concentration of a substantial portion of our licensing revenue from a limited number licensees, our dependence on QVC, restrictions in our agreements with QVC and other licensees on our ability to sell products with certain retailers, our dependence on promotional services of our spokesperson, limitations on our ownership of the H Halston brands, our ability to manage expected future growth, our ability to identify and acquire additional trademarks, competition for licensees, competition in our licensee’s markets, our ability to protect our intellectual property, our dependence on our CEO and other key executive officers, the success of our e- commerce strategy, supply chain disruptions, operating in high inflation environment and potential recession and other risks and uncertainties detailed from time to time in our public disclosure documents or other filings with the Securities and Exchange Commission. Additional risks and uncertainties relating to us, and our business can be found in the “Risk Factors” section of our latest annual report on Form 10-K as well as in our other public filings. The forward- looking statements are made as of the date hereof, and we disclaim any intention and have no obligation or responsibility, except as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. This Presentation contains projected financial information and goals with respect to Xcel Brands, Inc. Such projected financial information and goals constitute forward-looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive, and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. See “Forward-Looking Statements” above. Actual results may differ materially from the results contemplat-ed by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any per-son that the results reflected in such forecasts will be achieved. NON-GAAP FINANCIAL MEASURES In addition to financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), we use certain non-GAAP financial measures in this presentation. Adjusted EBITDA is a non-GAAP unaudited measure, which we define as net income (loss) attributable to Xcel Brands, Inc. stockholders before depreciation and amortization, proportional share of trademark amortization of equity method investee, interest and finance expenses (including loss on extinguishment of debt, if any), income taxes, other state and local franchise taxes, stock-based compensation and costs in connection with potential acquisitions certain adjustments to allowances for doubtful accounts, for account debtors that have filed for bankruptcy, property and equipment impairment, gain on sale of assets, loss on wholesale apparel, jewelry and Longaberger operations and gain on the reduction of contingent obligation. We use Adjusted EBITDA as a measure of operating performance to assist in comparing performance from period to period on a consistent basis and to identify business trends relating to Xcel’s results of operations. We believe Adjusted EBITDA is also useful because it provides supplemental information to assist investors in evaluating Xcel’s financial results. Adjusted EBITDA should not be considered in isolation or as an alternative to net income or any other measure of financial performance calculated and presented in accordance with GAAP. Given that Adjusted EBITDA is a financial measure not deemed to be in accordance with GAAP and is susceptible to varying calculations, our Adjusted EBITDA may not be comparable to similarly titled measures of other companies, including companies in our industry, because other companies may calculate Adjusted EBITDA in a different manner than we calculate this measure. In evaluating Adjusted EBITDA, you should be aware that in the future we may or may not incur expenses similar to some of the adjustments in this report. Our presentation of Adjusted EBITDA does not imply that our future results will be unaffected by these expenses or any unusual or non-recurring items. When evaluating our performance, you should consider Adjusted EBITDA alongside other financial performance measures, including our net income (loss) and other GAAP results, and not rely on any single financial measure. (NASDAQ: XELB)

3 XCEL BRANDS IS A LEADER IN VIDEO AND SOCIAL COMMERCE We own and manage a portfolio of leading consumer brands in fashion and home that are promoted primarily through Live Stream media and Social Commerce. In 2024, we launched ORME in partnership with our technology partner KonnectBio(1). We believe ORME has the potential to be a leading Video and Social Commerce Marketplace for both our brands and third-party brands. “Xcel was built to re-imagine Shopping, Entertainment, and Social Media as Social Commerce” - Robert W. D’Loren, CEO (1) ORME is 30% owned by Xcel Brands Inc.. (NASDAQ: XELB)

XCEL BRANDS BY THE NUMBERS

12+ Years
as a Leader in Live Stream and Social Commerce

$500MM+
Annual Retail Sales Generated by our Brands

20K+
Hours of Live Stream Programming

7 BRANDS
In our portfolio(1)

5.7MM+
Followers on Social Media

$4BB+
Total Retail Sales Generated through Live Streaming

(1) All brands are fully owned by Xcel Brands Inc, other than (i) Isaac Mizrahi which represents a minority interest retained ownership (ii) Longaberger which represents a 50% ownership position in the business by Xcel, (iii) TowerHill which is 50% owned by Xcel, and 50% owned by Christie Brinkley, and (iv) LB70 which is 50% owned by Xcel, and 50% owned by Lloyd Boston. Xcel utilizes the names of creative directors Christian Siriano, Christie Brinkley, and Lloyd Boston under license from such parties. We sold our LOGO brand in June 2024.

XCEL (NASDAQ: XELB) | 4

OUR BRANDS (NASDAQ: XELB) 5 Note: All brands are fully owned by Xcel Brands Inc, other than (i) Isaac Mizrahi which represents a minority interest retained ownership (ii) Longaberger which represents a 50% ownership position in the business by Xcel, (iii) TowerHill which is 50% owned by Xcel, and 50% owned by Christie Brinkley, and (iv) LB70 which is 50% owned by Xcel, and 50% owned by Lloyd Boston. Xcel utilizes the names of creative directors Christian Siriano, Christie Brinkley, and Lloyd Boston under license from such parties. We sold our LOGO brand in June 2024.

(NASDAQ: XELB) 6 • One of the leading iconic American fashion brands • Master License signed with GIII Apparel Group, an industry-leading public company with annual sales of over $2BB in 2023 • G-III launched Halston in apparel, footwear, and handbags in Fall 2024; significant growth expected based on public sales estimates from G-III • Ken Downing as Creative Director, relaunched the brand in premium distribution (i.e., Neiman Marcus, Saks) for Spring 2024 • Significant expansion opportunities in e-commerce and Social Commerce

• Announced Christian Siriano as new Creative Director in 2023, and launched new collection on HSN in April 2023 • Very strong launch, winning HSN’s rising star award for 2023 • Estimated growth of over 65% in core categories in 2024, with accessories launching on HSN in Fall 2024 • Expansion of non-apparel categories into other channels of distribution in 2024-2025 (NASDAQ: XELB) 7

• Leading fine jewelry brand founded in 1977 with over $2 billion in lifetime retail sales • Master License signed with JTV in 2023 for all channels of distribution in fine jewelry and watches • Judith Ripka launched on JTV in October 2023, with significant growth happening in 2024 • Significant growth in wholesale channels planned by JTV in 2025 • Complementary categories including fragrance and home fragrance launched in 1Q’24 (NASDAQ: XELB) 8

• American designer fashion brand launched in 1987, with over 86% brand awareness in the United States • Winner of 4 CFDA awards • New sportswear license signed for distribution outside of QVC and through DTC website • International partners and new categories in discussion • Remains top performing designer apparel brand in Direct Direct-Response Television channel (NASDAQ: XELB) 9 Note: Xcel owns a 30% interest in IM TOPCO, LLC, which owns and operates the Isaac Mizrahi brand., after selling a 70% interest in the brand to WHP Global in May 2022.

• Premium social commerce and Live Streaming home products company with over 5,000 nano influencers as stylists and 300,000 customers • Founded in 1971, with total lifetime sales in excess of $2.5 billion • Significant growth potential through digital marketing efforts, stylist recruiting, and expansion of vendors • Additional growth opportunities through licensing and international expansion (NASDAQ: XELB) 10

• Launched May 2024 as a collaboration between Xcel Brands and Christie Lee Brinkley, an iconic American supermodel with over 1.7 million followers on social media • Christie’s beloved home, Tower Hill, located in Long Island’s stunning East End, reflects her creativity and love of art , architecture, nature, and the sea. Tower Hill is the inspiration behind the brand and the clothing she loves to wear • Strong launch on HSN in Spring 2024 • Additional launch planned for Spring 2025 at a major national retailer, and across new categories both on HSN and in other retailers. (NASDAQ: XELB) 11 Note: TWRHLL is a co-brand between Xcel Brands and Christie Brinkley

• Launched Fall 2024 exclusively on HSN, the LB70 collection leverages Mr. Boston’s engaging personality and over 25 years of styling experience to offer a new collection of easy to wear styles to the HSN customer, in unique, warm prints and flattering silhouettes • Mr. Boston began his career at Tommy Hilfiger, rising from the company’s first hand-picked intern in 1990 to VP of Art Direction. Mr. Boston turned to media, where he has offered his 360 degree view of style across talk shows and red carpet events, and is a best-selling author of 4 definitive books on style • The LB70 collection is a collaboration between Xcel and Mr. Boston • Accessories planned to launch on HSN in 2025, with additional retail distribution planned for Fall 2025 (NASDAQ: XELB) 12 Note: LB70 is a co-brand between Xcel Brands and Lloyd Boston. INTRODUCING: LB70 BY LLOYD BOSTON

SALES AT RETAIL Retail Sales include actual retail sales where reported, as well as estimates based on a combination of our net wholesales and reported net wholesales of our licensees, converted to estimated retail sales applying a reasonable mark-up rate. Estimated retail sales of our brands does not reflect the Company’s revenues and Adjusted EBITDA for these periods. However we believe it represents a consumer demand indicator for our brands. Refer to Slide 14 for detail on the Company’s revenues and Adjusted EBITDA. (1) 2024 Goal adjusted for the sale of our Lori Goldstein brands effective June 30, 2024. (NASDAQ: XELB) 13 (1)

REVENUE AND ADJ. EBITDA



Xcel Brands Revenue
Xcel Brands Adjusted EBITDA
$12.7MM
$4.5MM
$13.4MM
$4.2MM
$20.7MM
$7.0MM
$27.7MM
$9.3MM
$32.7MM
$8.5MM
$31.7MM
$8.0MM
$35.5MM
$8.4MM
$41.6MM
$7.1MM
$29.4MM
$4.1MM
$37.9MM
-$2.5MM
$25.8MM
-$12.5MM
$17.8MM
-$5.7MM
$9.1MM
-$1.5MM
2012
2013
2014
2015
2016
2017
2018
2019 (1)
2020 (2) Covid-19
2021 (2) Covid-19
2022 (2)(3) Covid-19
2023 (4)
2024 (5) GOAL

(1) Launched wholesale divisions in jewelry and apparel to enhance brands
(2) Invested over $5MM in technology and systems from 2020-2022
(3) Sold Isaac Mizrahi in May 2022, resulted in revenue reduction of $16MM and EBITDA reduction of approximately $6.8MM, reduced debt from $25MM to $0.
(4) Restructure resulted in $13MM annual decrease in operating expenses. For 2023, there is an adjustment to add back to Adjusted EBITDA operating contribution deficits from the wholesale apparel, jewelry and Longaberger businesses, and the costs associated with the transition of these businesses to our new licensing partners. There were no adjustments presented for periods prior to 2023, and 2024 forecast. Reconciliation of Net Income to Adjusted EBITDA is included on Page 31.
(5) Adjusted to reflect the sale of the Lori Goldstein brands, effective June 30 2024. Company expected to return to profitability in 4Q'24.

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BALANCE SHEET HIGHLIGHTS

	FISCAL YEAR / PERIOD ENDING					
	2019	2020	2021	2022	2023	2Q 2024
Cash	$ 4,641	$ 4,957	$ 4,483	$ 4,608	$ 2,998	$ 924
Current Assets	17,566	16,147	17,179	14,020	7,303	4,764
TOTAL Assets	**$ 143,191**	**$ 123,054**	**$ 125,781**	**$ 88,935**	**$ 71,660**	**$ 63,172**
Current Liabilities[1]	$ 8,085	$ 8,215	$ 9,310	$ 5,097	$ 4,322	$ 3,725
Operating Lease Obligations	11,525	10,570	8,459	7,215	5,279	7,318
Total Term Debt[2]	18,821	16,638	28,031	-	4,721	4,524
TOTAL Liabilities[3]	**$ 32,314**	**$ 25,329**	**$ 34,841**	**$ 11,493**	**$ 17,321**	**$ 10,790**
Working Capital incl. Cash[4]	**$ 9,481**	**$ 7,932**	**$ 7,869**	**$ 8,923**	**$ 2,981**	**$ 1,039**
Working Capital excl. Cash	**4,840**	**2,975**	**3,386**	**4,315**	**(17)**	**115**
Current Ratio	**2.2x**	**2.0x**	**1.8x**	**2.8x**	**1.7x**	**1.3x**

Figures other than Current Ratio in $,000's U.S.

(1) Current liabilities are presented exclusive of the current portion of operating lease obligations and deferred revenue.

(2) Term Debt represents total loans outstanding and excludes contingent obligations.

(3) Total liabilities are presenteted exclusive of operating lease obligations, deferred revenues related to the G-III Master License, and contingent obligations payable with stock. Operating lease obligations are reduced and expensed in the ordinary course of business through rent payments.

(4) Working Capital represents Current Assets less Current Liabilities as defined in this presentation.

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XCEL IS WELL POSITIONED FOR THE FUTURE OF SHOPPING ➢ ➢ ➢ (NASDAQ: XELB) 16

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21 An opportunity with (NASDAQ: XELB) 21

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NASDAQ: XELB (NASDAQ: XELB) 04-30-2024

EXHIBIT A

Reconciliation of Net Income to Adjusted EBITDA

Xcel Brands, Inc. and Subsidiaries Reconciliation of Adjusted EBITDA (Unaudited)

	FISCAL YEAR								
	2017	2018	2019	2020	2021	2022	2023	6 Mos 2024	2024 (Goal)[3]
Net Income (loss)	($10,122)	$1,088	($3,445)	($12,936)	($12,184)	($4,018)	($21,052)	($6,099)	($9,766)
Depreciation and amortization	1,562	1,780	3,902	5,497	6,830	7,263	6,954	3,134	4,885
Proportional share of trademark amortization of equity method investee	-	-	-	-	-	1,202	2,060	1,090	2,064
Interest and finance expense	1,347	1,011	1,285	1,193	3,579	1,203	381	296	741
Income tax provision (benefit)[1]	(447)	1,831	(642)	(4,518)	(3,106)	(431)	1,212	-	-
State and local franchise taxes	107	113	197	145	142	102	76	24	80
Stock-based compensation	3,184	1,788	976	850	720	620	242	186	496
Loss on extinguishment of debt	-	-	189	-	-	2,324	-	-	-
Gain on reduction of contingent obligations	-	-	(2,850)	-	-	(900)	-	-	-
Costs in connection with potential business combination	-	-	1,290	(158)	-	-	-	-	-
Non-recurring facility exit charges	-	799	-	-	-	-	(445)	-	-
Accretion of lease liability for exited lease	-	-	-	-	-	-	-	76	225
Certain adjustments to allowance for doubtful accounts	-	-	-	971	132	413	-	-	-
Goodwill & other impairment	12,371	-	6,200	13,113	1,372	274	100	3,483	3,483
Gain on the sale of assets and investments	-	-	(2,850)	(46)	-	(20,586)	(359)	(3,801)	(3,741)
Costs associated with restructuring of operations[2]	-	-	-	-	-	-	5,106	-	-
Adjusted EBITDA	**$8,002**	**$8,410**	**$7,102**	**$4,111**	**($2,515)**	**($12,534)**	**($5,725)**	**($1,611)**	**($1,533)**

$,000'S U.S.

(1) For 2023 the company has taken a reserve against the period tax benefit. This increases the forecasted net loss for each of these years but has no impact on Adjusted EBITDA.

(2) For 2023 there is an adjustment to add back to Adjusted EBITDA from the wholesale apparel and jewelry businesses and our Longaberger business, and the costs associated with the transition of these businesses to our new licensing partnersThere were no adjustments for periods prior to 2023.

(3) 2024 Goal, which has been adjusted for the sale of our Lori Goldstein brands effective June 30, 2024.

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